AMG Managers Fairpointe Mid Cap Fund

(formerly ASTON/Fairpointe Mid Cap Fund)

Summary Prospectus – March 1, 2016 (As revised October 27, 2016)	Ticker: Class N–CHTTX, Class I–ABMIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://investor.amgfunds.com/prospectus_annual_reports. You can also get this information at no cost by calling 800-835-3879 or by sending an e-mail to shareholderservices@amg.com. The Fund’s prospectus, dated February 29, 2016, as supplemented July 28, 2016, August 26, 2016, September 30, 2016 and October 27, 2016, and statement of additional information, dated February 29, 2016, as supplemented April 1, 2016, July 28, 2016, August 26, 2016, September 30, 2016 and October 27, 2016, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares	Class I Shares
Management Fees(a)	0.60%	0.60%
Distribution and Service (12b-1) Fees	0.25%	None
Other Expenses(a)	0.27%	0.27%
Total Annual Fund Operating Expenses	1.12%	0.87%
Fee Waiver and Expense Reimbursement(b)	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waiver and Reimbursement(b)	1.11%	0.86%
(a)	Expense information has been restated to reflect current fees.
(b)	The administrator is contractually obligated to waive the administration fee in an amount equal to an annual rate of 0.0065% through October 1, 2018.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5%, operating expenses remained the same, and expenses were capped in each period through October 1, 2018.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$113	$354	$615	$1,361
Class I Shares	88	276	480	1,071

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.75%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in stocks of mid-cap companies with an improving revenue and earnings growth outlook. The Fund defines a mid-cap company as one having a market capitalization of between $1 and $15 billion at the time of acquisition. The subadviser selects stocks based on bottom-up fundamental analysis.

AMG Funds	1	Summary Prospectus

Important investment criteria include:

■	Focused business franchise with ability to grow market share
■	Attractive valuation
■	Low relative leverage
■	Experienced management

The subadviser takes a long-term approach with a focus on maximizing after-tax returns.

The Fund may invest in small-cap stocks, convertible preferred stocks, and foreign securities (directly and through depositary receipts). The Fund may purchase put options on securities held in the Fund’s portfolio.

To manage risk, the subadviser employs a valuation discipline to limit downside risk, limits position sizes and sector exposure, and adheres to a structured sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Convertible Securities Risk. Convertible preferred stocks, which are convertible into shares of the issuer’s common stock and pay regular dividends, and convertible bonds, which are convertible into shares of the issuer’s common stock and bear interest, are subject to the risks of equity securities and fixed income securities. The lower the conversion premium, the more likely the price of the convertible security will follow the price of the underlying common stock. Conversely, higher premium convertible securities are more likely to exhibit the behavior of bonds because the likelihood of conversion is lower, which may cause their prices to fall as interest rates rise.

The value of a convertible security is also affected by the credit quality of the issuer and any call provisions. There is the risk that the issuer of convertible preferred stock will not be able to make dividend payments.

Derivatives Risk. Risks associated with derivatives may include the risk that the derivative is imperfectly correlated with the security, index or currency to which it relates, the risk that derivatives may not have the intended effects and may result in losses or missed opportunities and the risk that the Fund will be unable to sell or otherwise close out the derivative. Derivative transactions could also expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the Fund. The use of derivatives by the Fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements. The use of over-the-counter derivatives subjects the Fund to the risk that the counterparty to the derivative may be unwilling or unable to meet its obligations on the investment. The use of certain derivatives may expose the Fund to the underlying market or other reference asset in an amount exceeding the cash investment of the Fund.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations in addition to those typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and their prices may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations against, and little public information about, the companies. Trades typically take more time to settle and clear, and the costs of buying and selling foreign securities are generally higher than the costs associated with buying and selling securities traded in U.S. markets.

The values of the foreign securities held by the Fund may be affected by changes in currency exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of a holding denominated in that currency increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions, can adversely affect the value of the foreign securities held by the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies. Investments in securities of foreign issuers may also be subject to foreign withholding and other taxes.

Liquidity Risk. When there is no willing buyer and a security cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities, at the Fund’s desired price or at all, can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to wider bid-ask spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the subadviser’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Small-Cap and Mid-Cap Company Risk. Investing in securities of small-cap and mid-cap companies may involve greater risks than investing in securities of larger, more established companies. Small-cap and mid-cap companies generally have limited product lines, markets, and financial resources. Their securities may trade less frequently and in more limited volumes than the securities of larger, more established companies. Also, small-cap and mid-cap companies are typically subject to greater changes in earnings and business prospects than larger companies. As a result, their stock prices may experience greater volatility and may decline more than those of large-cap companies in market downturns.

AMG Funds	2	Summary Prospectus

Style Risk. The subadviser’s stock selection strategy includes both value and growth factors. During periods when value investing significantly outperforms growth investing, or during periods when growth investing significantly outperforms value investing, the Fund may underperform funds that exclusively employ the favored investing style.

FUND PERFORMANCE

The bar chart shows how the performance of the Class N shares of the Fund has varied from year to year over the periods shown. Class N shares and Class I shares are invested in the same portfolio of securities, so the annual returns would differ only to the extent that the classes have different expenses. The annual returns of the Class I shares would be higher than the returns of the Class N shares due to 12b-1 fees paid by Class N shares. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s website, www.amgfunds.com, or by calling toll-free 800-835-3879. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Class N Shares

Calendar Year Total Return

Best quarter:	09/09	28.31%
Worst quarter:	12/08	(29.83)%

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2015)

	AMG Managers Fairpointe Mid Cap Fund
	1 Year	5 Years	10 Years	Since Inception
Class N Shares (Inception 9/19/94):
Return Before Taxes	(10.37)%	9.11%	9.45%	11.97%
Return After Taxes on Distributions	(11.62)%	7.32%	8.27%	10.56%
Return After Taxes on Distributions and Sale of Fund Shares	(4.82)%	7.25%	7.78%	10.03%
Class I Shares (Inception 7/06/04):
Return Before Taxes	(10.14)%	9.39%	9.72%	9.20%
S&P MidCap 400 Index (Reflects no deduction for taxes, expenses or fees. Index return for Class I shares, since inception, is 9.21%.)	(2.18)%	10.68%	8.18%	11.71%

Fairpointe Capital LLC (“Fairpointe”) became the subadviser to the Fund on April 30, 2011. Performance prior to that date reflects the performance of previous subadvisers. However, Ms. Zerhusen has served as a portfolio manager of the Fund since May 1999.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Taxes on Distributions and Sales of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N shares. After-tax returns for Class I shares will vary.

MANAGEMENT

AMG Funds LLC serves as the investment adviser to the Fund. Fairpointe serves as the subadviser to the Fund.

Ms. Thyra E. Zerhusen, founder, Chief Executive Officer and Chief Investment Officer of Fairpointe, serves as Lead Portfolio Manager of the Fund. Ms. Marie L. Lorden, founder and portfolio manager of Fairpointe, Ms. Mary L. Pierson, founder and Co-Chief Executive Officer of Fairpointe, and Mr. Brian M. Washkowiak, portfolio manager of Fairpointe, serve as Co-Portfolio Managers of the Fund. Ms. Zerhusen has served as Portfolio Manager of the Fund since May 1999. Ms. Lorden and Ms. Pierson have served as Portfolio Managers of the Fund since March 2009. Mr. Washkowiak has served as Portfolio Manager of the Fund since February 2016. The named Portfolio Managers are jointly and primarily responsible for the day-to-day management of the Fund.

AMG Funds	3	Summary Prospectus

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (AMG Funds, c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9769, Providence, Rhode Island 02940-9769), wire transfer, online access (www.amgfunds.com), or by telephone (800-548-4539). Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,000	$100
Individual Retirement Accounts (IRAs)	$1,000	$100
Education Savings Accounts (ESAs)	$1,000	$100
Custodial Accounts for Minors (UGMA/UTMA)	$1,000	$100
Class I—Regular Accounts	$100,000	$100
Individual Retirement Accounts (IRAs)	$50,000	$100

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-advantaged account such as a 401(k) or individual retirement account. Distributions on investments made through tax-advantaged vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FAIRMID1016-27

AMG Funds	4	Summary Prospectus